STATUTORY INFORMATION	12 Months Ended
Dec. 31, 2011
Statutory Information [Abstract]
STATUTORY INFORMATION (BASED ON NON-GAAP MEASURES)
STATUTORY INFORMATION (BASED ON NON-GAAP MEASURES)

Statutory accounting practices prescribed or permitted by regulatory authorities for the Company's insurance subsidiaries differ from GAAP. The Company's insurance subsidiaries reported the following amounts to regulatory agencies, after appropriate elimination of intercompany accounts among such subsidiaries (dollars in millions):

	2011	2010
Statutory capital and surplus	$1,578.1	$1,525.1
Asset valuation reserve	168.4	71.3
Interest maintenance reserve	552.0	428.1
Total	$2,298.5	$2,024.5

Statutory capital and surplus included investments in upstream affiliates of $52.4 million at both December 31, 2011 and 2010, which was eliminated in the consolidated financial statements prepared in accordance with GAAP.

Statutory earnings build the capital required by ratings agencies and regulators. Statutory earnings, fees and interest paid by the insurance companies to the parent company create the “cash flow capacity” the parent company needs to meet its obligations, including debt service. The consolidated statutory net income (a non-GAAP measure) of our insurance subsidiaries was $366.8 million, $181.9 million and $77.5 million in 2011, 2010 and 2009, respectively. Included in such net income were net realized capital gains (losses), net of income taxes, of $3.7 million, $(79.6) million and $(186.5) million in 2011, 2010 and 2009, respectively. In addition, such net income included pre-tax amounts for fees and interest to CNO or its non-life subsidiaries totaling $147.7 million, $132.4 million and $137.1 million in 2011, 2010 and 2009, respectively.

Insurance regulators may prohibit the payment of dividends or other payments by our insurance subsidiaries to parent companies if they determine that such payment could be adverse to our policyholders or contract holders. Otherwise, the ability of our insurance subsidiaries to pay dividends is subject to state insurance department regulations. Insurance regulations generally permit dividends to be paid from statutory earned surplus of the insurance company without regulatory approval for any 12-month period in amounts equal to the greater of (or in a few states, the lesser of): (i) statutory net gain from operations or statutory net income for the prior year; or (ii) 10 percent of statutory capital and surplus as of the end of the preceding year, excluding $80.4 million of additional surplus recognized due to temporary modifications in statutory prescribed practices related to certain deferred tax assets. This type of dividend is referred to as an “ordinary dividend”. Any dividend in excess of these levels requires the approval of the director or commissioner of the applicable state insurance department and is referred to as an “extraordinary dividend”. During 2011, our insurance subsidiaries paid extraordinary dividends of $235.0 million to CDOC, Inc. (“CDOC”) (our wholly owned subsidiary and a guarantor under the Senior Secured Credit Agreement) (which is the immediate parent of Washington National, Conseco Life and Conseco Life Insurance Company of Texas). Also, during 2011, CDOC made no capital contributions to our insurance subsidiaries, however, a $26.0 million capital contribution was accrued at December 31, 2011, and paid in February 2012.

Each of the immediate subsidiaries of CDOC have negative earned surplus at December 31, 2011. Accordingly, any dividend payments from these subsidiaries require the approval of the director or commissioner of the applicable state insurance department. The payment of interest on surplus debentures requires either prior written notice or approval of the director or commissioner of the applicable state insurance department. Dividends and other payments from our non-insurance subsidiaries to CNO or CDOC do not require approval by any regulatory authority or other third party.

In accordance with an order from the Florida Office of Insurance Regulation, Washington National may not distribute funds to any affiliate or shareholder without prior notice to the Florida Office of Insurance Regulation. In addition, the RBC and other capital requirements described below can also limit, in certain circumstances, the ability of our insurance subsidiaries to pay dividends.

RBC requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks and the need for possible regulatory attention. The RBC requirements provide four levels of regulatory attention, varying with the ratio of the insurance company's total adjusted capital (defined as the total of its statutory capital and surplus, AVR and certain other adjustments) to its RBC (as measured on December 31 of each year) as follows: (i) if a company's total adjusted capital is less than 100 percent but greater than or equal to 75 percent of its RBC, the company must submit a comprehensive plan to the regulatory authority proposing corrective actions aimed at improving its capital position (the “Company Action Level”); (ii) if a company's total adjusted capital is less than 75 percent but greater than or equal to 50 percent of its RBC, the regulatory authority will perform a special examination of the company and issue an order specifying the corrective actions that must be taken; (iii) if a company's total adjusted capital is less than 50 percent but greater than or equal to 35 percent of its RBC, the regulatory authority may take any action it deems necessary, including placing the company under regulatory control; and (iv) if a company's total adjusted capital is less than 35 percent of its RBC, the regulatory authority must place the company under its control. In addition, the RBC requirements provide for a trend test if a company's total adjusted capital is between 100 percent and 125 percent of its RBC at the end of the year. The trend test calculates the greater of the decrease in the margin of total adjusted capital over RBC: (i) between the current year and the prior year; and (ii) for the average of the last 3 years. It assumes that such decrease could occur again in the coming year. Any company whose trended total adjusted capital is less than 95 percent of its RBC would trigger a requirement to submit a comprehensive plan as described above for the Company Action Level. In 2011, the NAIC approved an increase in the RBC requirements that would subject a company to the trend test if a company's total adjusted capital is between 100 percent and 150 percent of its RBC at the end of the year (previously between 100 percent and 125 percent). However, this change will require the states to modify their RBC law before it becomes effective for their domiciled insurance companies.

In addition, although we are under no obligation to do so, we may elect to contribute additional capital to strengthen the surplus of certain insurance subsidiaries. Any election regarding the contribution of additional capital to our insurance subsidiaries could affect the ability of our insurance subsidiaries to pay dividends to the holding company. The ability of our insurance subsidiaries to pay dividends is also impacted by various criteria established by rating agencies to maintain or receive higher ratings and by the capital levels that we target for our insurance subsidiaries.

At December 31, 2011, the consolidated RBC ratio of our insurance subsidiaries exceeded the minimum RBC requirement included in our Senior Secured Credit Agreement. See the note to the consolidated financial statements entitled “Notes Payable - Direct Corporate Obligations” for further discussion of various financial ratios and balances we are required to maintain. We calculate the consolidated RBC ratio by assuming all of the assets, liabilities, capital and surplus and other aspects of the business of our insurance subsidiaries are combined together in one insurance subsidiary, with appropriate intercompany eliminations.